SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule 14a6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sect. 240.14a11(c) or Sect. 240.14a12

                               Gold Standard, Inc.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)


                           ---------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 011.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:

                               GOLD STANDARD, INC.
                              136 South Main Street
                               712 Kearns Building
                           Salt Lake City, Utah 84101

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                February 29, 2000

To the Shareholders:

         The annual meeting of the shareholders (the "Annual Meeting") of GOLD STANDARD, INC. (the "Company") will be held on February 29, 2000, at the Company's corporate offices, 712 Kearns Building, 136 Main Street, Salt Lake City, Utah 84101, at 3:00 p.m. Mountain Time, to discuss generally the operations of the Company during its last two fiscal years and to consider and vote on the following proposals:

         1.       To elect a Board of Directors for the ensuing year.

         2. To ratify the appointment by the Board of Directors of Foote, Passey, Griffin and Company, LC, certified public accountants, as independent auditors to the Company for its fiscal year ended October 31, 2000.

Additionally, the Company will transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on January 21, 1999 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof.

         PLEASE NOTE: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Even if you plan to be present at the Annual Meeting, please fill in, date, sign, and mail promptly the enclosed proxy in the enclosed envelope to ensure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting in person, you may vote at the Annual Meeting if you wish to do so even though you have previously sent in your proxy.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      Scott L. Smith, Chairman
                                      January 31, 2000

                                    APPENDIX


                               GOLD STANDARD, INC.
                               712 Kearns Building
                              136 South Main Street
                           Salt Lake City, Utah 84101

                                 PROXY STATEMENT

         This proxy statement and accompanying proxy is furnished to the shareholders of Gold Standard, Inc., a Utah corporation ("Company"), by the Company in connection with its annual meeting of shareholders (the "Annual Meeting") being held for the fiscal years ended October 31, 1998 and 1999. The Annual Meeting will be held on February 29, 2000, at the Company's corporate offices, 712 Kearns Building, 136 South Main Street, Salt Lake City, Utah,
84101, at 3:00 p.m., Mountain Time, and at any adjournment(s) thereof. This proxy statement and the notice of Annual Meeting are first being mailed to shareholders on or about February 2, 2000.

         At the Annual Meeting, the shareholders will consider and vote on the following:

         1. Proposal No. 1. To re-elect incumbents Scott L. Smith, Bret C. Decker, Charles W. Shannon, and Gerald L. Sneddon as directors of the Company to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

         2. Proposal No. 2. To ratify the appointment by the Board of Directors of Foote, Passey, Griffin and Company, LC, certified public accountants, as independent auditors to the Company for its fiscal year ended October 31, 2000.

         3. General. Such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors recommends that shareholders vote FOR all nominees for director listed in Proposal No. 1, and FOR Proposal No. 2.


                             INFORMATION CONCERNING
                          PROXY SOLICITATION AND VOTING

Voting Rights

         The outstanding voting securities of the Company on November 12, 1999 consisted of 1,169,858 shares of common stock, par value $0.001 per share ("Common Stock"). Only holders of record of the Company's Common Stock outstanding as of January 21, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. Each shareholder has the right to one vote for each share of the Company's Common Stock owned by the shareholder.

Voting and Revocation of Proxies

         By completing and returning the accompanying proxy form, the shareholder authorizes Scott L. Smith and Bret C. Decker, as designated on the face of the proxy form (the "Proxy Holders"), to vote all shares for the shareholder. All returned proxies that are properly signed and dated will be voted by the Proxy Holders as the shareholder directs. If no direction is given, valid proxies will be voted by the Proxy Holders FOR the election of the persons nominated as directors, and FOR the appointment of Foote, Passey, Griffin and Company, LC, as the Company's independent auditors for its fiscal year ended October 31, 2000.

         Additionally, the shares represented by a valid proxy will be voted by the Proxy Holders, in their discretion, on any other matters that may properly come before the Annual Meeting, provided the Company did not have notice of any such matter as of the date of this Proxy Statement. The Board of Directors presently does not know of any matters to be considered at the Annual Meeting other than the proposals described above. In the event that any director nominee is unwilling or unable to serve, the Proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

         A proxy may be revoked at any time before its exercise by (i) delivering a document to the Secretary of the Company stating that the proxy is revoked, (ii) delivering to the Secretary of the Company or presenting at the Annual Meeting a new proxy executed on a later date by or on behalf of the person or entity executing the prior proxy, or (iii) voting in person at the Annual Meeting. A revoked proxy will not be voted.

Quorum and Voting Requirements

         A quorum of the voting shares of the Company must be present at the Annual Meeting for a vote to be taken. Under Utah law and the Company's Articles of Incorporation and Bylaws, a quorum will be present if a majority of the voting shares outstanding and entitled to vote at the meeting are present in person or by proxy. Abstentions and broker non-votes will be counted for the purposes of determining whether a quorum is present at the Annual Meeting.

         With regard to Proposal No. 1, directors are elected by a plurality of the shares present in person or by proxy and voting at the Annual Meeting. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote. The appointment of independent auditors under Proposal No. 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. With regard to Proposal No. 2, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Adjournment of Annual Meeting

         In the event that proxies representing sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the officer presiding over the meeting or the Proxy Holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. At such adjournments the proxies will continue to be valid and, once a quorum is present in person or by proxy, directors may be elected by plurality vote and the Company will otherwise conduct the business of the Annual Meeting. The Proxy Holders will vote in favor of any such proposed adjournments.

Solicitation

         The solicitation of proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees, and representatives of the Company may solicit proxies by telephone, email, facsimile, or personal interviews, and arrangements will be made with banks, brokerage firms, and others to forward solicitation materials to the beneficial owners of shares held of record by them. The total cost of all such solicitation efforts will be borne by the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following tables set forth certain information as of November 12, 1999 regarding beneficial ownership of the Company's Common Stock, by (i) each person (or group of affiliated persons) who is known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Stock is considered "beneficially owned" by a person if such person, directly or indirectly, through any contract, arrangement, understanding or otherwise, has or shares: (i) voting power for the stock; and/or (ii) investment power for the stock (including the power to dispose of the stock). Such "beneficial ownership" also includes stock that a person has the right to acquire within 60 days of November 12, 1999. Unless otherwise indicated, to the knowledge of the Company the persons or entities named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them, subject to applicable community property laws. The percentage ownership for each person is calculated assuming that all the stock that could be acquired by that person within 60 days, by option exercise or otherwise, has in fact been acquired and that no other shareholder has exercised a similar right to acquire additional shares.



                              Name and Address of Beneficial           Amount and Nature of                       Percent
Class                         Owner                                    Beneficial Ownership                       of Class
-----                         -----                                    --------------------                       --------


Common                        FCMI Financial Corporation                      152,093(1)                          12.5%
                              347 Bay Street, Second Floor
                              Toronto, Ontario

Common                        Scott L. Smith                                  154,696(2)                          12.2%
                              4931 Marilyn Drive
                              Salt Lake City, Utah

Common                        Continental Casualty Co.                         82,813                              7.1%
                              c/o Sun Valley Gold Company
                              620 Sun Valley Road
                              Sun Valley, Idaho 83353

Common                        Charles Shannon                                  52,213(3)                           4.3%
                              8335 Makiki Drive
                              Diamond Head, MS 39525

Common                        Bret C. Decker                                   50,000(4)                           4.1%
                              6071 Linden Way
                              Salt Lake City, UT 84121

Common                        Nilton P. Franke                                 50,000(5)                           4.1%
                              Rua Tibagi, 294-Jala 1003
                              Curitiba, PR, Brazil

Common                        Gerald L. Sneddon                                50,000(6)                           4.1%
                              351 East Curling
                              Boise, ID 83702

Common                        All directors and executive                     356,909(2)(3)(4)(5)(6)              24.3%
                              officers (5 persons) as a Group


         (1) Beneficial owner.  Includes:  (i) 105,218 shares held directly; and
(ii) warrants that are currently exercisable to purchase 46,875 shares of the Company Common Stock. Mr. Albert D Friedberg is the president of FCMI Financial Corporation, which is controlled by Mr Friedberg and owned by Mr. Friedberg and members of his immediate family.

         (2) President, Treasurer, and Chairman of the Company. Includes: (i) 43,751 shares held directly; (ii) 10,945 shares held in the name of Mr. Smith's spouse, and (iii) an option that is currently exercisable to purchase 100,000 shares of Company Common Stock.

         (3) Director of the Company. Includes: (i) 2,213 shares held directly; and (ii) warrants that are currently exercisable to purchase 50,000 shares of Company Common Stock.

         (4) Vice President, Secretary and Director of the Company. Includes warrants that are currently exercisable to purchase 50,000 shares of Company Common Stock.

         (5) Vice President of the Company. Includes warrants that are currently exercisable to purchase 50,000 shares of Company Common Stock.

         (6) Director of the Company. Includes warrants that are currently exercisable to purchase 50,000 shares of Company Common Stock.

                  SECTION 16(a) BENEFICIAL REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 requires that the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, file initial reports of stock ownership and reports of changes in stock ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% owners are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms that they file.

         Based solely on a review of the copies of such forms furnished to the Company or written representations from certain persons, the Company believes that during the Company's 1999 fiscal year, all filing requirements applicable to its officers, directors and ten-percent owners of the Company were met by such persons except as follows: Messrs Shannon, Decker and Sneddon each failed to file a Form 4 reporting a grant of a warrant for shares from the Company on July 1, 1999. The Company intends to assist these persons in making the required filing in the near future.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees for Director

         Pursuant to the Company's Articles of Incorporation and Bylaws, the Company's Board of Directors may consist of from three to seven individuals as determined by the Board of Directors. The Board currently consists of four directorships. At the Annual Meeting, shareholders are being asked to re-elect four incumbent directors, Scott L. Smith, Bret C. Decker, Charles W. Shannon, and Gerald L. Sneddon, to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors.

Directors and Executive Officers of the Company

         The following table sets forth certain information concerning directors and executive officers of the Company, including the nominees for director.


                                                                                                      Officer/Director
    Name                        Age                     Position                                            Since
    ----                        ---                     --------                                            ------


Scott L. Smith                   73      Chairman of the Board, President, Principal                          1972
                                         Executive Officer, Treasurer, Principal Financial
                                         Officer and Chief Accounting Officer

Bret C. Decker                   45      Director, Vice President, Secretary                                  1996

Charles W. Shannon               83      Director                                                             1979

Gerald L. Sneddon                69      Director                                                             1996

Nilton P. Franke                 45      Vice President                                                       1997


         No family relationship exists among any of the directors or officers. All directors hold office until the next Annual Meeting of shareholders and until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.

         The principal occupations of the executive officers and directors named above for at least the past five (5) years are as follows:

         Scott L. Smith. Mr. Smith has been President and Chief Executive Officer of the Company for more than five years and serves as an officer and director of the Company's subsidiaries.

         Bret C. Decker. Mr. Decker has been a consultant and then an officer of the Company for the past five years. Mr. Decker is an officer and director of Pan American Motorsports, Inc..

         Charles W. Shannon. For the past five years, Mr. Shannon's principal occupation has been as a mining consultant.

         Gerald L. Sneddon. Mr. Sneddon has been Executive Vice President of MK Gold Corporation for more than five years. Mr. Sneddon is presently a mining engineering consultant. Mr. Sneddon is a director of Francisco Gold Corp., in Vancouver, British Columbia, Canada.

         Nilton P. Franke. Mr. Franke has been a full-time geologic consultant to the Company for the past five years. He is the president of the Company's subsidiary company in Brazil, Gold Standard Minas, S.A. In 1997, he was appointed the Company's Vice-President - Exploration.

Employment Agreements

         All officers of the company are "at-will" employees, except for Scott Smith. The Company has a five year employment agreement with Mr. Smith, which agreement began August 15, 1999. The agreement provides for an annual salary of $85,000, with an increase in the third year and fifth year of $1,000 per month, or such larger increases as determined by the Board of Directors in its discretion. Under the agreement, Mr. Smith may be terminated only for certain defined causes. The agreement also includes a covenant not to compete.

Certain Relationships and Related Transactions

         For a description of the compensation arrangements between the Company and its officers and directors, see "Compensation of Directors," "Compensation of Executive Officers," and "Employment Agreements."

Committees of the Board of Directors

         The Company's Board of Directors has an audit committee with two members: Charles Shannon and Gerald Sneddon. In additional to such other responsibilities as assigned to the Audit Committee by the Board of Directors, the Audit Committee is authorized to review and advise the Board with regard to each external audit, any related management letter, management's responses to recommendations made by the external auditor, the Company's annual financial statements, and any significant disputes between management and the external auditor that arise in connection with the preparation of the Company's financial statements.

Meetings of the Board of Directors

         The Board of Directors held no meetings during the last fiscal year, although it acted on two occasions by unanimous written consent.

Compensation of Directors and Executive Officers

         Compensation of Directors

         The Company has compensated each director other than Scott Smith though the grant of a stock option to purchase 50,000 shares of Company Common Stock at a purchase price of $1.75 per share. The options expire July 1, 2003. Additionally, the Company reimburses directors for expenses associated with attending board meetings.

         Compensation of Executive Officers

         The following table sets forth information concerning all cash compensation paid by the Company for services in all capacities to the Company's Principal Executive Officer during the three-year period ended October 31, 1999. The Company has no other officers whose total cash compensation exceeded $100,000 for the year. The Company has no plans that will require the Company to contribute to or to provide pension, retirement or similar benefits to directors or officers of the Company. No director or executive officer was indebted to the Company during the 1999 fiscal year or involved in any financial transaction with the Company.

                           Summary Compensation Table


                                        Annual Compensation                      Long Term Compensation

                                                                               Awards                 Pay-outs

                                                                  Other        Restri                                All
    Name                                                          Annual        cted        Optio       LTIP        Other
    and                                                           Compe         Stock        ns/        Pay-       Compen
  Position                 Year        Salary        Bonus       nsation       Awards        SARs       outs      sation(1)
  --------                 ----        ------        -----       --------      ------        ----       ----      ---------


Scott L. Smith,            Fiscal      $80,000         -0-          -0-          -0-          -0-        -0-          -0-
Chairman and                1999
President
                           Fiscal      $80,000         -0-          -0-          -0-          -0-        -0-          -0-
                            1998

                           Fiscal      $80,000         -0-          -0-          -0-          -0-        -0-          -0-
                            1997

                        ============ ============  ===========  ===========  ============ =========== =========  =============


Options Grants in Last Fiscal Year

         The Company granted one Common Stock purchase option to the Principal Executive Officer of the Company:



                              Option/SAR Grants in Fiscal Year Ended October 31, 1999
                                                 Individual Grants




              Name                      Number of            % of Total        Exercise or Base        Expiration Date
                                       Securities           Options/SARs         Price ($/Sh)
                                       Underlying            Granted to
                                      Options/SARs          Employees in
                                     Granted (#)(1)         Fiscal Year
             -------                 --------------         -----------        -----------------       ---------------


Scott L. Smith                           100,000               66.6%              Variable(2)               None

================================  =====================  ==================  =====================  =====================


(1)  All options are exercisable for Common Stock.
(2)  The exercise price is the trading price on the date of exercise plus $0.25.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

         No options were exercised during the fiscal year ended October 31, 1999 by the Principal Executive Officer of the Company and no options were in-the-money as of October 31, 1999. The determination of whether any option was in-the-money as of October 31, 1999, was made by reference to the closing sales price for the Company's Common Stock on the NASDAQ Stock Market as of the end of the Company's fiscal year on October 31, 1999 ($1.44 per share).

Report of the Board of Directors Concerning Executive Compensation

         Executive Compensation. The Company has no standing Compensation Committee of the Board of Directors. The entire Board reviews and approves salaries, bonuses, and other benefits payable to the Company's officers. The goal of the Board of Directors in establishing compensation for executive officers is to enable the Company to attract, retain, and reward executive officers who contribute to the long-term success of the Company. The compensation policies and programs utilized by the Board of Directors generally consist of the following:

         o Providing a competitive compensation program in order to attract, motivate, and retain qualified personnel;

         o Providing long-term incentive compensation in the form of stock option awards; and

         o Providing a compensation mechanism for focusing and directing the energies of the Company's officers toward achieving individual and corporate objectives.

         The Company's executive compensation consists of base salary and stock options, components designed to satisfy the Company's compensation objectives. Factors determinative of base salary include responsibilities, length of service, industry averages, and corporate and individual performance. Stock options provide additional incentives to maximize long-term shareholder value. The options encourage officers by providing them with a stake in the success of the Company.

         Compensation of Principal Executive Officer. Scott L. Smith has been the Principal Executive Officer of the Company since 1972. For fiscal year 1999, Mr. Smith received a salary of $80,000. See "Compensation of Directors and Executive Officers" and "Employment Agreements" for more information concerning Mr. Smith's compensation. In determining Mr. Smith's compensation, the Board evaluates corporate performance, individual performance, and compensation paid to chief executive officers of comparable companies. Through his beneficial equity ownership in the Company, consisting of 54,696 shares of Common Stock and options to purchase 100,000 shares of Common Stock, Mr. Smith shares with other shareholders of the Company a stake in the success of the Company's business.

                             THE BOARD OF DIRECTORS
                                 Scott L. Smith
                                 Bret C. Decker
                                 Charles W. Shannon
                                 Gerald L. Sneddon

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RE-ELECT THE FOUR NOMINEES NAMED ABOVE TO SERVE ON THE BOARD OF DIRECTORS UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

               PROPOSAL 2 - APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Foote, Passey, Griffin and Company, LC, as independent certified public accountants for the Company to examine the Company's financial statements for its fiscal year ending October 31, 2000. During 1999, Foote, Passey, Griffin and Company, LC, examined the accounts of the Company and its subsidiaries and also provided other audit services to the Company in connection with Securities and Exchange Commission filings. The Company presently anticipates that no representative of the auditors will be present at the Annual Meeting.

         THE BOARD OF DIRECTORS BELIEVES THE SELECTION OF FOOTE, PASSEY, GRIFFIN AND COMPANY, LC, IS IN THE BEST INTEREST OF THE COMPANY, AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

                                  OTHER MATTERS

         The Board of Directors presently knows of no other matters which are likely to be presented at the Annual Meeting. If other matters should properly come before the Annual Meeting, it is intended that the Proxy Holders will note thereon in their discretion.

                                  ANNUAL REPORT

         The Annual Reports to Shareholders for the fiscal years ended October 31, 1999, and October 31, 1998, including audited financial statements, accompany this Proxy Statement in the form of copies of the Company's Form 10-K's filed with the U.S. Securities and Exchange Commission, The accompanying Annual Reports do not include exhibits to the Form 10-K's, however. Upon request by an eligible shareholder, the Company will provide copies of the exhibits for a reasonable fee. Requests for a copy of the exhibits can should be mailed to:
Scott L. Smith, 712 Kearns Building, 136 South Main Street, Salt Lake City, UT 84101. Alternatively, copies of the Company's 1998 and 1999 Form 10-K's and their exhibits can be obtained also by searching the U.S. Securities and Exchange Commission's EDGAR database on the U.S. Securities and Exchange Commission's website at "www.sec.gov."


                              SHAREHOLDER PROPOSALS

         In order for a shareholder's proposal to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders (the "2001 Annual Meeting"), the proposal must be received by the Company's President, Scott L. Smith, 712 Kearns Building, Salt Lake City, Utah 84101, no later than October 1, 2000, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

         Proposals of shareholders submitted for consideration at the Company's 2001 Annual Meeting (other than those submitted for inclusion in the Company's proxy material pursuant to Rule 14a-8) must be delivered to the Company's President no later than December 22, 2000, If such timely notice of a shareholder's proposal is not given, the Company's Proxy Holders may exercise discretionary voting authority to vote on the proposal when and if it is raised at the 2001 Annual Meeting.

                                By order of the Board of Directors,
                                Scott L. Smith, Chairman
                                January 31, 2000



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



GOLD STANDARD, INC.                                                        PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned shareholder of Gold Standard, Inc., a Utah corporation (the
"Company"), hereby appoints Scott L. Smith and Bret C. Decker as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on January 21, 2000 (the record date), at the Annual Meeting of Shareholders to be held on February 29, 2000 or at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.

1.       ELECTION OF DIRECTORS

|_|      FOR all nominees listed below     |_|      WITHHOLD AUTHORITY
except as marked to the contrary below     to vote for all nominees listed below

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     Scott L. Smith   Bret C. Decker   Charles W. Shannon   Gerald L. Sneddon

2. APPOINTMENT OF FOOTE, PASSEY, GRIFFIN AND COMPANY, LC, AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 31, 2000

         |_| FOR                    |_| AGAINST                     |_| ABSTAIN

3. IN THEIR DISCRETION, proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting, provided the Company did not have notice of such matter prior to January 31, 2000.

         This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, then this Proxy will be voted FOR all nominees for director listed in Proposal 1, and FOR Proposal 2.

         Please sign exactly as your name appears on the records of the Company's transfer agent. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.










                           (Continued on Reverse Side)

Please mark, sign, date, and return this Proxy promptly. By signing below, the undersigned also acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report accompanying this Proxy.

Dated:  _____________________________________________

----------------------------                ------------------------------
No. of Shares Held                          No. of Shares Held at Brokerage
of Record                                   or Clearing House

----------------------------                ------------------------------
Signature (if held by                       Name of Brokerage or Clearing
an individual)                              House

----------------------------                ------------------------------
Print Name                                  Name of Entity Shareholder (if
                                            not held by an individual)

----------------------------                ------------------------------
Signature (if held                          Signature of Authorized Signer
jointly)                                    of Entity

----------------------------                ------------------------------
Print Name                                  Title of Authorized Signer

                                PLEASE RETURN TO:

                              GOLD STANDARD, INC.,
                    712 Kearns Building, 136 S. Main Street,
                           Salt Lake City, Utah 84101




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